UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

June 24, 2021

VIVINT SMART HOME, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38246	98-1380306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West
Provo, Utah 84604
(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	VVNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On June 24, 2021, Vivint Smart Home, Inc. (the “Company”) will use a lender presentation (the “Lender Presentation”) in connection with meetings with prospective lenders to discuss a proposed refinancing of certain of its existing debt (the “Proposed Refinancing”).

A copy of the Lender Presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Additionally, in connection with the Proposed Refinancing, on June 24, 2021, the Company’s indirect, wholly-owned subsidiary, APX Group, Inc. (the “Issuer”) notified holders of its 7.875% Senior Secured Notes due 2022 (the “2022 Notes”) and 8.500% Senior Secured Notes due 2024 (the “2024 Notes”) of its intention to redeem all $677.0 million of its outstanding 2022 Notes and to redeem all $225.0 million of its outstanding 2024 Notes, respectively. The 2022 Notes will be redeemed on July 24, 2021 at par plus accrued and unpaid interest and the 2024 Notes will be redeemed on July 24, 2021 at a redemption price of 104.250% of the aggregate principal amount thereof plus accrued and unpaid interest, in each case subject to the consummation of one or more refinancing transactions by the Company yielding net proceeds sufficient to (i) pay the redemption prices on the 2022 Notes and the 2024 Notes on July 24, 2021, (ii) pay the redemption price on the Issuer’s 7.625% Senior Notes due 2023 (the “2023 Notes”) on September 1, 2021, when the redemption price on such 2023 Notes will be 101.906% of the aggregate principal amount thereof plus accrued and unpaid interest, and (iii) repay indebtedness outstanding under the Company’s credit facilities.

The information furnished under this Item 8.01 of the Current Report on Form 8-K does not constitute a notice of redemption of the 2022 Notes, the 2023 Notes or the 2024 Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Lender Presentation, dated June 24, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements:

•	the duration and scope of the COVID-19 pandemic;

•	actions governments, the Company’s counterparties, and the Company’s customers or potential customers take in response to the COVID-19 pandemic;

•	the impact of the pandemic and actions taken in response to the pandemic on the global economies and economic activity;

•	the pace of recovery when the COVID-19 pandemic subsides;

•

the impact of the COVID-19 pandemic on the Company’s liquidity and capital resources, including the impact of the pandemic on the Company’s customers and timing of payments, the sufficiency of credit facilities, and the Company’s compliance with lender covenants;

•	the ineffectiveness of steps the Company has taken to reduce operating costs;

•	risks of the smart home and security industry, including risks of and publicity surrounding the sales, subscriber origination and retention process;

•	the highly competitive nature of the smart home and security industry and product introductions and promotional activity by the Company’s competitors;

•	litigation, complaints, product liability claims and/or adverse publicity;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability;

•	increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements;

•	cost increases or shortages in smart home and security technology products or components;

•	the introduction of unsuccessful new smart home services;

•	privacy and data protection laws, privacy or data breaches, or the loss of data;

•

the impact to the Company’s business, results of operations, financial condition, regulatory compliance and customer experience of the Vivint Flex Pay plan and the Company’s ability to successfully compete in retail sales channels;

•	risks related to the Company’s exposure to variable rates of interest with respect to the Company’s revolving credit facility and term loan facility; and

•	the Company’s inability to develop and maintain effective internal control over financial reporting.

In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and the Company’s ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K are more fully described in the “Risk Factors” section of the Annual Report on Form 10-K/A of the Company for the fiscal year ended December 31, 2020 filed with the Securities Exchange Commission (SEC), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are available on the SEC’s website at www.sec.gov. The risks described in “Risk Factors” are not exhaustive. New risk factors emerge from time to time and it is not possible for the Company to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By:	/s/ Shawn J. Lindquist
Name:	Shawn J. Lindquist
Title:	Chief Legal Officer

Date: June 24, 2021

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